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Exhibit 10.8

ASSIGNMENT AGREEMENT

        This Assignment Agreement (this "Agreement") is made as of July 25, 2005 (the "Effective Date"), by and between Whitney Information Network, Inc., a Colorado corporation, Wealth Intelligence Academy, Inc. and Whitney Education Group, Inc., all with their principal place of business at 1612 East Cape Coral Parkway, Cape Coral, Florida 33904 ("Assignor"), and EduTrades, Inc., a Nevada corporation with its principal place of business at 12444 South Business Park Drive, Suite 230, Draper, Utah 84020 ("Assignee") (hereinafter referred to collectively as the "Parties" and individually as a "Party").

RECITALS

        WHEREAS, Assignor desires and agrees to irrevocably assign to Assignee as of the Effective Date all of its rights, title and interest, on a worldwide basis, including, without limitation, all intellectual property rights, including copyrights, and moral rights, in and to certain proprietary products, patent applications, copyrights, internet property and proprietary information, as set forth herein, that otherwise have not been transferred and assigned to Assignee prior to the Effective Date, as well as certain trademark rights as set forth herein;

        WHEREAS, except for any ownership interest already held by Assignee, Assignor is the sole owner of all rights, title and interest, including, without limitation, all intellectual property rights, including copyrights, in and to such proprietary products, patents, trademarks, proprietary information and proprietary business information; and, with respect to the trademarks, Assignee is a successor to a portion of the business of the Assignor to which these trademarks pertain;

        WHEREAS, Assignor has agreed to irrevocably assign to Assignee all of its rights, title and interest on a worldwide basis, including, without limitation, all intellectual property rights and moral rights, in and to certain non-proprietary products set forth herein to the full extent that Assignor has a license for such rights and subject to and contingent upon Assignor having the right and necessary consents to assign such license;

        WHEREAS, Assignor is a licensee of certain rights in and to such non-proprietary products; and

        WHEREAS, Assignor has agreed to license to Assignee certain rights in and to certain proprietary business information relating to the business operations of Assignee and the combined business operations of Assignor and Assignee.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.
DEFINITIONS

        For the purposes of this Agreement, the following terms will have the meanings ascribed to them as follows:

        1.1   "Assigned Property" means the Proprietary Products, Proprietary Information, Third Party Products, Internet Property, Trademarks and Patents.

        1.2   "Internet Property" means the domain names set forth in Exhibit F and all website content and material utilized with respect to Assignor's stock market investment training products and services for the Teach Me To Trade, Star Trader and Stock Success brands.

        1.3   "Patents" means the patent applications set forth in Exhibit C.

        1.4   "Price" means a one-time payment of one dollar (US$1).

        1.5   "Proprietary Business Information" means any confidential or proprietary information, know-how, or trade secret pertaining to Assignor's stock market and securities investment training products and services for the Teach Me To Trade, Star Trader and Stock Success brands, described or comprised in or relating to the general business operations of Assignee, excluding Proprietary Information, that exists as of the Effective Date or that is subsequently provided by Assignor to Assignee at its sole discretion, and that is not in the public domain or regularly disclosed by Assignor to third parties without confidentiality restrictions.

        1.6   "Proprietary Information" means any confidential or proprietary information, know-how, or trade secret pertaining to Assignor's stock market and securities investment training products and services for the Teach Me To Trade, Star Trader and Stock Success brands, described or comprised in or relating to the Assigned Property that is not in the public domain or regularly disclosed by Assignee to third parties without confidentiality restrictions.

        1.7   "Proprietary Products" means the products and materials set forth in Exhibit A, and all those utilized in with respect to Assignor's stock market and securities investment training products and services for the Teach Me To Trade, Star Trader and Stock Success brands, including, without limitation, all training materials, training presentations, manuals, books, workbooks, course catalogs, computer software, CD-ROMs, audio CDs, cassette tapes, videotapes, DVDs, online training presentations, advertisements, collateral and other documentation and materials relating thereto; and any derivative works, foreign language versions, fixes, upgrades, updates, enhancements, new versions or previous versions thereof.

        1.8   "Trademarks" means the product marks and logos set forth in Exhibit D and all rights and goodwill associated therewith.

        1.9   "Third Party Products" means a mutually agreed upon subset of products selected by the Parties as set forth in Exhibit B (and such additional similar products as the Parties may mutually agree), including, without limitation, any software and firmware relating thereto; all user manuals, reference manuals and other documentation and materials relating thereto; and any derivative works, foreign language versions, fixes, upgrades, updates, enhancements, new versions or previous versions thereof provided by the third-party licensor of such products to Assignor.

2.
ASSIGNMENT

        Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee the following rights (collectively, the "Rights"):

        2.1   Proprietary Products. Subject to the terms and conditions of this Agreement, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all of its rights, title and interest of every kind and character throughout the world in and to the Proprietary Products to the full extent of its ownership or interest therein; including, without limitation, all federal, state, foreign, statutory and common law and other rights in patents, copyrights, moral rights, trademarks, trade secrets, know-how, design rights and all other intellectual property and proprietary rights therein; all domestic and foreign intellectual property applications and registrations therefor (and all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions, and renewals of such applications and registrations, and the right to apply for any of the foregoing); all goodwill associated therewith; all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the Proprietary Products. Upon Assignee's reasonable request, Assignor will promptly take such actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Proprietary Products.

        2.2   Proprietary Information. Subject to the terms and conditions of this Agreement, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all of its rights, title and interest of every kind and character throughout the world, including moral rights, in and to the Proprietary Information to the full extent of its ownership or interest therein; including, without limitation, all intellectual property and proprietary rights therein, all goodwill associated therewith, all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing), and any and all other rights and interests arising out of, in connection with or in relation to the Proprietary Information.

        2.3   Third Party Products. Subject to the terms and conditions of this Agreement, and subject to and contingent upon Assignor obtaining any necessary and applicable third party consents, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all rights, title and interest of every kind and character throughout the world, including moral rights, in and to the Third Party Products and any license agreements related thereto to the full extent of Assignor's rights or interest therein (if any). Upon Assignee's request, Assignor will promptly take such actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Third Party Products and any license agreements related thereto.

        2.4   Patents. Subject to the terms and conditions of this Agreement, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all of its rights, title and interest of every kind and character throughout the world, including moral rights, in and to the Patents to the full extent of its ownership or interest therein; including, without limitation, all domestic and foreign patent applications and registrations therefor (and all patents that issue therefrom and all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions, and renewals of such applications, registrations and patents, and the right to apply for any of the foregoing); all goodwill associated therewith; all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the Patents. Upon Assignee's request, Assignor will promptly take such actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Patents.

        2.5   Trademarks. Subject to the terms and conditions of this Agreement, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all of its rights, title and interest of every kind and character throughout the world, including moral rights, in and to the Trademarks to the full extent of its ownership or interest therein; including, without limitation, all federal, state, foreign, statutory and common law and other rights; all domestic and foreign trademark applications and registrations therefor (and all extensions and renewals of such applications and registrations, and the right to apply for any of the foregoing); all goodwill associated therewith symbolized by the Trademarks and the portion of the business of the Assignor to which the Trademarks pertain; all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the Trademarks. The Parties agree to have executed and file the confirmatory assignment with respect to the Trademarks attached hereto as Exhibit E. Upon Assignee's request, Assignor will promptly take such other actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Trademarks.

        2.6   Further Assurances For Third Party Products. Assignor and Assignee will use their respective reasonable best efforts to obtain any consent, approval or amendment required to novate and/or assign the Third Party Products; provided, however, that, except for filing and other administrative charges, Assignee shall not be obligated to pay any consideration therefor to the third party from whom such consents, approvals and amendments are requested. In the event and to the extent that Assignee and Assignor are unable to obtain any such required consent, approval or amendment, or if any attempted assignment would be ineffective or would adversely affect the rights of Assignor with respect to any Third Party Product so that Assignee would not in fact receive all the rights with respect to such Third Party Product, Assignor and Assignee will cooperate (to the extent permitted by law or the terms of any applicable agreement) in a mutually agreeable arrangement under which Assignee would, to the extent possible and permissible under any applicable agreement, obtain the benefits and assume the obligations with respect to such Third Party Product, in accordance with this Agreement, including sub-contracting, sub-licensing, or sub-leasing to Assignee, or under which Assignor would enforce for the benefit of Assignee, with Assignee assuming Assignor's obligations, any and all rights of Assignor against a third party thereto. Assignor shall, without further consideration therefor, pay and remit to Assignee promptly all monies, rights and other considerations received in respect to Assignee's performance of such obligations and Assignee shall remit to Assignor (or pay directly) all amounts due with respect to such Third Party Products to such third parties. If and when any such consent shall be obtained or such Third Party Product shall otherwise become assignable or able to be novated, Assignor shall promptly assign and novate all of its rights and obligations thereunder to Assignee without payment of further consideration and Assignee shall, without the payment of any further consideration therefor, assume such rights and obligations and Assignor shall be relieved of any and all liability hereunder.

        2.7   Internet Property. Subject to the terms and conditions of this Agreement, Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee, its successors and assigns all of its rights, title and interest of every kind and character throughout the world, including moral rights, in and to the Internet Property to the full extent of its ownership or interest therein; including, without limitation, all domestic and foreign domain registrations therefor (and all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions, and renewals of such applications and registrations, and the right to apply for any of the foregoing); all goodwill associated therewith; all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the Internet Property. Upon Assignee's request, Assignor will promptly take such actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Internet Property.

3.
LICENSE

        3.1   Subject to the terms and conditions of this Agreement, Assignor hereby grants and agrees to grant to Assignee a worldwide, royalty-free, fully paid up, perpetual, irrevocable, nonexclusive, transferable right and license (with the right to sublicense) to copy and use Proprietary Business Information for the purposes of conducting Assignee's business; provided, however, Assignee takes such steps as are reasonably necessary to protect Assignor's rights in the Proprietary Business Information, including by providing the same protection that Assignor affords to Proprietary Business Information and by treating Proprietary Business Information as confidential information, if appropriate.

4.
PAYMENT

        As payment for the assignment of Rights and the license granted pursuant to Sections 2 and 3, Assignee will pay to Assignor the Price, the receipt and full satisfaction of which is hereby acknowledged by the Parties.

5.
REPRESENTATIONS AND WARRANTIES

        UNLESS EXPLICITLY STATED OTHERWISE IN THIS AGREEMENT, THE ASSIGNED PROPERTY, PRODUCTS IN EXHIBIT E, AND PROPRIETARY BUSINESS INFORMATION ARE PROVIDED "AS IS" AND THE PARTIES HEREBY DISCLAIM ALL WARRANTIES OF ANY KIND WITH RESPECT TO NY OF THE ASSIGNED PROPERTY, PRODUCTS IN EXHIBIT E OR PROPRIETARY BUSINESS INFORMATION, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.
LIMITATION OF LIABILITY

        IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES, OR DAMAGES FOR ANY LOSS OF PROFITS, REVENUE OR BUSINESS, EVEN IF SUCH PARTY IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        The Parties acknowledge that the limitation of liability in this Section 6 and the allocation of risk that it implements is an essential element of the bargain agreed to by the Parties, without which the Parties would not have entered into this Agreement.

7.
RIGHT OF FIRST REFUSAL IN THE EVENT OF SUBSEQUENT TRANSFER

        In the event that Assignee desires to subsequently transfer of any or all of the rights to the Assigned Property granted herein to an unrelated third party, whether by merger, or agreement to purchase all or substantially all of Assignee's assets, Assignee shall offer to Assignor a right of first refusal with respect to such proposed transaction for transfer of the Assigned Property. Assignor shall have thirty (30) days from the date that such proposed transaction is formally presented in which to determine whether to exercise Assignor's right of first refusal. Assignor's price for the execution of such right of first refusal shall be equal to the Price set forth herein.

8.
GENERAL

        8.1   This Agreement shall be deemed to have been made in the State of Florida. This Agreement and all matters arising out of or otherwise relating to this Agreement shall be governed by the laws of the State of Florida. The parties hereby submit to the personal jurisdiction of the state and federal courts of the State of Florida. Exclusive venue for any litigation and all claims arising from or in connection with the subject matter of this Agreement shall be with the state and federal courts in and for Lee, Palm Beach or Broward Counties, Florida, which shall be decided by Whitney, and the parties hereby expressly waive any venue privileges which may be asserted in connection with this Agreement.

        8.2   In any arbitration and/or litigation arising out of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, including attorneys' fees incurred on appeal.

        8.3   No delay, failure or waiver by either Party to exercise any right or remedy under this Agreement, and no partial or single exercise, will operate to limit, preclude, cancel, waive or otherwise affect such right or remedy, nor will any single or partial exercise limit, preclude, impair or waive any further exercise of such right or remedy or the exercise of any other right or remedy.

        8.4   If any provision of this Agreement is determined to be invalid or unenforceable, the validity or enforceability of the other provisions or of this Agreement as a whole will not be affected; and, in such event, such provision will be changed and interpreted so as best to accomplish the objectives of such provision within the limits of applicable law or applicable court decision.

        8.5   Except as provided in Section 8.1, this Agreement, including any exhibit(s) hereto which are incorporated herein by this reference, serves to document formally the entire understanding between the Parties relating to the subject matter hereof, and supersedes and replaces any prior or contemporaneous agreements, negotiations or understandings (whether oral or written), relating generally to the same subject matter. No amendment or modification of any provision of this Agreement will be effective unless in writing and signed by a duly authorized signatory of the Party against which enforcement of the amendment or modification is sought.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

WHITNEY INFORMATION NETWORK, INC.		EDUTRADES, INC.
/s/ RONALD S. SIMON Ronald S. Simon, Secretary		/s/ NICOLAS MATURO Nicolas Maturo, CEO
Date:		Date:

WEALTH INTELLIGENCE ACADEMY, INC.
By:	/s/ RONALD S. SIMON Ronald S. Simon, Secretary
Date:

WHITNEY EDUCATION GROUP, INC.
By:	/s/ RONALD S. SIMON Ronald S. Simon, Secretary
Date:

Reviewed by Legal

EXHIBIT A
Proprietary Products

        All products, trainings, materials, advertising and other collateral utilized with respect to Assignor's stock market and securities investment trainings for the Teach Me To Trade, Star Trader and Stock Success System brands, as designated by Assignor, including but not limited to the items outlined below.

PRODUCTS & MATERIALS

Teach Me To Trade

FRONT END

        Product offered or sold and distributed at sweep events—all © Teach Me To Trade (DBA of Whitney Education Group, Inc.)

  1.
  Free Gift—2 CD set titled "Instant Investor's Success Kit". First disk titled "Teach Me the Market"; second disk titled "Teach Me the Method"

  2.
  Perfect bound 2-book set—Winning Market Strategies, Winning Investor Guide

  3.
  Original 2-book set in binders

        General Marketing and Operation Materials

  1.
  Flyer

  2.
  Registration Card

  3.
  Folder

  4.
  Contract(s)

FULFILLMENT

        Product distributed at 3-day training event

  1.
  Class Manual/Workbook—© Teach Me To Trade

  2.
  Trade Seeker software front-end interface and search queries and manual—© Teach Me To Trade

        General Marketing and Operation Materials

  1.
  Camp Curriculum (branded WIA)

  2.
  Certificate of Achievement

  3.
  Mentor Flyer

  4.
  Name Tags

  5.
  Contract(s)

STAR TRADER

FRONT END

        Product offered or sold and distributed at sweep events

  1.
  Free Gift—2 CD set titled "Star-Trader Smart Start"—© STAR Trader (DBA of Whitney Education Group, Inc.)

        First disk, audio titled "Alternative to Mutual Funds"; second disk is collection of reports as well as one audio segment

        General Marketing and Operation Materials

  1.
  Flyer

  2.
  Registration Card

  3.
  Folder

  4.
  Contract(s)

FULFILLMENT

        Product distributed at 3-day training event

  1.
  Perfect bound book set—5-Point Star Trader Program © STAR Trader

  2.
  Trade Seeker software front-end interface and search queries and manual—© Teach Me To Trade

        General Marketing and Operation Materials

  1.
  Camp Curriculum (branded WIA)

  2.
  Certificate of Achievement

  3.
  Mentor Flyer

  4.
  Name Tags

  5.
  Contract(s)

STOCK SUCCESS SYSTEM BRAND—Alliance Product—© Wealth Intelligence Academy, Inc.

        Product developed for sale at Alliance events

  1.
  Advanced Trading Principles manual

  2.
  Technical Analysis audio CD

  3.
  Portfolio Management and Assessing the Broad Markets audio CD

  4.
  Options audio CD

Wealth Intelligence Academy—Stock Division Training

        —all manuals © Wealth Intelligence Academy

ADVANCED TRAINING

        Training Events and Presentation Materials

  1.
  Master Trader

  2.
  Advanced Technical Analysis / Advanced Master Trader (Metastock)

  3.
  Advanced Covered Calls

  4.
  Trading P.I.T.

  5.
  The Advanced P.I.T.

  6.
  The Trading Room

  7.
  H.I.T.S.

        Product—Manuals distributed to students attending 3-day advanced training events

  1.
  Advanced Covered Calls class manual

  2.
  Trading P.I.T. class manual

  3.
  The Advanced P.I.T. class manual

  4.
  The Trading Room class manual

  5.
  H.I.T.S. class manual

  6.
  Asset Protection class manual

  7.
  Trading P.I.T. DVD series

  8.
  Trading P.I.T. Strategies Module—16 Audio CD set

  a.
  Accompanying Manual

  9.
  Trading P.I.T. Market Essentials—Basics Module—7 Audio CD Set

  a.
  Accompanying Manual

        WIA Product currently in production

  1.
  Advanced Covered Calls OnDemand CD set

  2.
  Master Trader OnDemand CD set

  3.
  Trading P.I.T. OnDemand CD set

  4.
  Advanced Technical Analysis class manual

        Marketing Materials

  1.
  Certificate of Achievement

Product in Development

  1.
  Threshold Trading Method coaching system—© Wealth Intelligence Academy

  a.
  Manual

  b.
  Workbook

ADVERTISING COLLATERAL

        TEACH ME TO TRADE

Infomercials	3 versions of 28:30
1 version 1:20
1 version :60
1 New long form infomercial currently in production / development
2 new short form infomercials currently in production / development
Direct Mail	4 versions
Newspaper	4 versions
Various new newspaper ads currently in development

        STAR TRADER

Infomercials	2 versions plus newly completed revised version 2005 (minor change)
Direct Mail	1 version
Newspaper	4 versions plus completed ads in development for Direct to Fulfillment

  Note for Star Trader: Prior to our acquisition their marketing was placed by Gen-M. They would have additional Newspaper, Radio and perhaps Direct Mail samples that we do not own.

EXHIBIT B
Third Party Products

1.
Trade Center Software

2.
Star Trader Software

3.
Trade Seeker Software Back-End Search Engine

4.
Opus Software

5.
Master Trader Class Manual

6.
Asset Protection Stock Market Training Event

EXHIBIT C
Patent

1.
Threshold Trading Method Patent—U.S. Patent Application Serial No. 11/134,151

EXHIBIT D
Trademarks

Registered with USPTO

1.
Teach Me To Trade—Registration Number: 2786334

2.
TeachMeToTrade.com (logo & design)—Registration Number: 2530410

Common Law Interest / Subsequently Filed with USPTO by Owner EduTrades, Inc.

1.
Star Trader

Common Law Interest / Not Registered or Filed with USPTO

1.
Star Trader (logo & design)

2.
Teach Me To Trade (logo & design)

3.
Master Trader

4.
Trading P.I.T.

5.
H.I.T.S.

6.
Trading Room

7.
Trade Seeker

8.
Threshold Trading Method

9.
Stock Success System

EXHIBIT E
Trademark Assignment

        See attached Recordation Form Cover Sheet, Form PTO-1594, to be filed together with the instant Agreement with the United States Patent and Trademark Office.

EXHIBIT F
Internet Property

star-trader.com
dcstartrader.com
startradersystem.com
tradeseeker.com
wealthnow.com
spreadtrader.com
startradersoftware.com
stocksuccessworkshop.com
stocksuccessconference.com
wealthnowworkshop.com
wealthnowworkshop.tv
eduvestinc.com
eduvestinc.us
eduvestinc.biz
eduvestinc.info
eduvestinc.net
eduvestinc.org
edutrade.org
edutrade.biz
edutrades.biz
edutrades.com
edutrades.info
edutrades.net
edutradz.biz
edutradz.com
edutradz.info
edutradz.net
teachmetotrade.com
tmtt.com
tmtt.net
teachmestocks.com
teachmestocks.tv
tradeseeker.com
tmttsoftware.com
teachmetotrade.co.uk
teachmetotrade.de
tmtt.com.sg
tmtt.com.au
startradersystem.com
tradeseeker.com
tmtt.net
teachmetotrade.de
tmtt.com.sg
tmtt.com.au

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ASSIGNMENT AGREEMENT